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                                                                    Exhibit 10.1

                       AMENDMENT TO TRANSACTION DOCUMENTS

        THIS AMENDMENT (referred to herein as this "Amendment"), dated as of May 26, 2000, by and among PRIMARK CORPORATION, a Michigan corporation (the "Borrower"), the Lenders party to the Revolving Credit Agreement referred to below, the Lenders party to the Note Backup Agreement referred to below (such agreements being referred to collectively as the "Credit Facilities"), and MELLON BANK, N.A., a national banking association, as Agent under each such Credit Facility.

                                   RECITALS:

        A. The Borrower has entered into (a) a Revolving Credit Agreement (as amended, the "Revolving Credit Agreement") dated as of February 7, 1997 among Primark Corporation (the "Borrower"), the Lenders parties thereto from time to time (the "Revolving Credit Lenders"), the Issuing Banks referred to therein, and Mellon Bank, N.A., as Agent, and (b) a Note Backup Agreement (as amended, the "Note Backup Agreement") dated as of February 7, 1997 among the Borrower, the Lenders parties thereto from time to time, the Issuing Bank referred to therein, and Mellon Bank, N.A., as Agent (collectively, the "Credit Facilities"). The Credit Facilities have been amended by a letter agreement dated February 21, 1997, an Amendment to Transactions Documents dated as of May 1, 1997, an Amendment to Transaction Documents dated as of June 30, 1997, an Amendment to Transaction Documents dated as of December 1, 1997, an Agreement dated as of March 6, 1998 (which restated and superseded all such prior amendments), an Amendment to Transaction Documents dated as of May 8, 1998, an Amendment to Transaction Documents dated as of June 15, 1998, an Amendment to Transaction Documents dated as of September 10, 1998, a Consent and Amendment to Transaction Documents dated as of December 10, 1998, an Amendment to Transaction Documents dated as of November 16, 1999, and an Amendment to Transaction Documents and Waiver dated as of December 31, 1999, an Amendment to Transaction Documents dated as of March 28, 2000, an Amendment to Transaction Documents dated as of March 31, 2000, and an Amendment to Transaction Documents dated as of April 10, 2000.

        B. The parties hereto desire to amend further the Credit Facilities as set forth herein. Capitalized terms used herein and not otherwise defined shall have the meanings given them in, or by reference in, the Collateral Agency Agreement.

        NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. LOANS ADVANCES AND INVESTMENTS. Section 7.05 is amended by (i) relettering the last two subsections thereof as subsections (o) and (p), and
(ii) by inserting the following new subsection (n):

            (n)  Equity investment of up to 1,600,000 pounds in TrustNet Ltd;

SECTION 2.  EFFECTIVENESS AND EFFECT, ETC.

        (a) EFFECTIVENESS. This Amendment shall become on the date when Mellon Bank, N.A., as Agent under each of the Revolving Credit Agreement and the Note Backup Agreement, shall have received counterparts hereof duly executed by the Borrower and by the "Required Lenders" and the "Agent" under each of the Revolving Credit Agreement and the Note Backup Agreement.



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        (b)  EFFECT.  The Revolving Credit Agreement and the Note Backup
Agreement, in the forms initially executed and as previously amended and as amended hereby, are and shall continue to be in full force and effect, and are hereby in all respects ratified and confirmed. Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy under any of the foregoing agreements and instruments or constitute a waiver of any provision of any of the foregoing agreements and instruments.

SECTION 3.  MISCELLANEOUS.

This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same document. Section and other headings herein are for reference purposes only and shall not affect the interpretation of this Amendment in any respect. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to choice of law rules. This Amendment is a requested amendment within the meaning of Section 10.06(a) of each Credit Facility.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                        PRIMARK CORPORATION


                                        By /s/ Stephen H. Curran
                                          -------------------------------------
                                        Name:  Stephen H. Curran
                                        Title: Executive Vice President & CFO



                                        MELLON BANK, N.A.,
                                        individually and as Agent under each
                                        Credit Facility


                                        By /s/ Jane Westrich
                                          -------------------------------------
                                          R. Jane Westrich
                                          Vice President

CONSENTED AND AGREED:

FLEET NATIONAL BANK
F.K.A. BANK BOSTON, N.A.

By /s/ Deanne M. Horn
  --------------------------------
Title: Vice President


BANK OF AMERICA, NA

By /s/ Michael R. Heredia
  --------------------------------
Title: Managing Director


THE CHASE MANHATTAN BANK

By /s/ Neil Sweeny
  --------------------------------
Title: Vice President



[Signature Page for Amendment to Transaction Documents dated as of May 26, 2000]




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AMSOUTH BANK,
  Successor in interest by merger to
  First American National Bank

By /s/ Seth Butler
  ----------------------------------
Title: Corporate Bank Officer


WACHOVIA BANK, N.A.


By /s/ John P. Rafferty
  ----------------------------------
Title: Senior Vice President


FLEET NATIONAL BANK


By /s/ Deanne M. Horn
  ----------------------------------
Title: Vice President


THE HUNTINGTON NATIONAL BANK


By
  ----------------------------------
Title:









[Signature Page for Amendment to Transaction Documents dated as of May 26, 2000]






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